UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2014


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      001-34039                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (866) 926-6427
           (Issuer's telephone/facsimile numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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                                EXPLANATORY NOTE

The purpose of this Amendment No. 1 to the Company's Report on Form 8-K dated January 27, 2014, filed with the Securities and Exchange Commission on January 27, 2014 (the "Form 8-K"), is solely to correct the year on the signature of our Chief Executive Officer which was inadvertantly shown as 2013. No other changes have been made to the Form 8-K as originally filed.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 21, 2013, we entered into a Securities Purchase Agreement (the "Typenex SPA") with Typenex Co-Investment, LLC ("Typenex") under which we concurrently issued to Typenex a Secured Convertible Promissory Note in principal amount of $557,500 with an original issue discount of $50,000 plus an additional $7,500 to cover Typenex's due diligence and legal fees in connection therewith (the "Typenex Note") in exchange for $100,000 in cash, two secured notes (the "Secured Buyer Notes") and two unsecured notes (the "Unsecured Buyer Notes"; together with the Secured Buyer Notes, the "Buyer Notes").

The Typenex Note is secured by the Buyer Notes. The Buyer Notes are each dated concurrently with the Typenex SPA and are each in the principal amount of $100,000 and bear interest at the rate of 5% per annum. Unless we fail to meet certain conditions related to our common stock and representations and warranties given in the Typenex Note, the Secured Buyer Notes are due and payable seven and nine months, respectively, after the issuance of the Typenex Note, and the Unsecured Buyer notes are due and payable 11 and 13 months after the issuance of the Typenex Note. Otherwise, each of the Buyer Notes matures two months following the maturity of the Typenex Note. Each of the Buyer Notes may be prepaid in Typenex's discretion. The Secured Buyer Notes are secured by that certain Membership Interest Pledge Agreement (the "Typenex Pledge Agreement") dated concurrently with the Typenex SPA under which Typenex has pledged a 40% membership interest in Typenex Medical, LLC, an Illinois limited liability company; provided, however, that Typenex may substitute collateral with a fair market value not less than the aggregate principal balance of the Buyer Notes.

Payment of the Typenex Note is made on a monthly basis beginning six months after the date we received the initial $100,000 in cash in the amount of $34,843.75 per month plus all unpaid interest and other costs, fees or charges under the Note for each month in which a tranche of the Typenex Note is convertible (as discussed below). Payment may be made in cash or in shares of our common stock or any combination of cash and shares; provided, however, that we may only pay in cash if we fail to meet certain conditions related to our common stock and representations and warranties given in the Typenex Note. We may prepay the Typenex Note with a payment of 125% of the outstanding balance (including interest and other fees and amounts due).

Interest accrues at the rate of 8% per annum. If we fail to repay the Typenex Note when due, or if other events of default thereunder apply, a default interest rate of 22% per annum will apply. In addition, if we fail to issue stock to Typenex within three trading days of receipt of a notice of conversion, we must pay a penalty equal to the greater of (i) $2,000 per day; or (ii) 2% of the product of (A) the number of shares to which Typenex was entitled that were not issued on a timely basis; and (B) the closing sale price of the common stock on the trading day immediately preceding the last day for us to timely issued the shares.

The Typenex Note is convertible into shares of our common stock in five tranches consisting of an initial tranche of $157,500 plus interest and other fees and amounts due and four tranches of $100,000 plus interest and other fees and amounts due, with conversion of the last four tranches conditioned upon payment in full of the Buyer Note corresponding to such tranche. The Typenex Note is convertible at a price equal to the average of the daily closing bid prices for the 15 days immediately prior to the six-month anniversary of the Typenex Note.

Under and concurrently with the Typenex SPA, we also issued to Typenex a warrant (the "Typenex Warrant") to purchase the number of shares equal to $557,500 divided by the product of (i) the average of the three lowest VWAPs in the 20 trading days preceding June 21, 2013 and (ii) 65% of the three lowest VWAPs (60% if the three lowest VWAPs were lower than $0.005) at a price of $0.015 per share. The Typenex Warrant may also be exercised by cashless exercise.

This conversion price of the Typenex Note, the exercise price of the Typenex Warrant, and the number of shares of our common stock subject to the Typenex Warrant are subject to adjustment for issuance of securities with a lower issuance price (as defined in the Typenex Note). Unless Typenex gives us 61calendar days written notice to the contrary, however, Typenex may not convert the Typenex Note or exercise the Typenex Warrants in an amount which would cause Typenex to own more than 4.99%, or if our market capitalization (as defined in the Typenex Note) is less than $10,000,000, more than 9.99%, of our outstanding common stock.

Under the Typenex SPA, we must pay a penalty of $100 per $10,000 in outstanding principal per trading day that we are late in filing any information required to be filed by us up to ten days, and $200 per day for each trading day after ten days that we are late. Under the Typenex SPA, we also must pay $100 per $10,000 in outstanding principal per trading day past three business days that we do not

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issue shares of common stock upon conversion of the Typenex Note up to ten days, and $200 per day for each trading day after ten days that we are late, and may be required to pay additional fees if Typenex purchases shares on the open market in order to make delivery in satisfaction of a sale of our shares by Typenex.

Under the Typenex SPA, we are also required to periodically post the then-current number of issued and outstanding shares of our common stock on our webpage at otcmarkets.com if we fail to maintain a market capitalization of $10,000,000 or greater, or pay a late fee for each calendar day we fail to comply with such obligation.

We have granted piggyback registration rights for shares issuable under the Typenex Note and the Typenex Warrant.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

See description of the Typenex Note above.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

See description of the Typenex Note and the Typenex Warrant above. The Typenex Note and Typenex Warrant were issued to Typenex pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933. Typenex represented to us that it is an accredited investor. We believe that Typenex had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

We have terminated our relationship with Holladay Stock Transfer and have retained Pacific Stock Transfer Company to act as transfer agent for our shares of common stock, par value $0.0001 per share.

SECTION 9 - EXHIBITS

ITEM 9.01 - EXHIBITS

Exhibit
Number                            Description
------                            -----------

99.1 Securities Purchase Agreement between the Registrant and Typenex Co-Investment, LLC dated June 21, 2013.

99.2 Secured Convertible Promissory Note between the Registrant and Typenex Co-Investment, LLC dated June 21, 2013.

99.3 Warrant to Purchase Shares of Common Stock between the Registrant and Typenex Co-Investment, LLC dated June 21, 2013.

99.4 Secured Buyer Note #1 between Typenex Co-Investment, LLC and the Registrant dated June 21, 2013.

99.5 Secured Buyer Note #2 between Typenex Co-Investment, LLC and the Registrant dated June 21, 2013.

99.6 Buyer Note #3 between Typenex Co-Investment, LLC and the Registrant dated June 21, 2013.

99.7 Buyer Note #4 between Typenex Co-Investment, LLC and the Registrant dated June 21, 2013.

99.8 Membership Interest Pledge Agreement between the Registrant and Typenex Co-Investment, LLC dated June 21, 2013.

99.9 Security Agreement between the Registrant and Typenex Co-Investment, LLC dated June 21, 2013.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.


Date: January 27, 2014                    /s/ Benny R. Powell
                                          --------------------------------------
                                     By:  Benny R. Powell
                                     Its: Chief Executive Officer, President,
                                          Chief Financial Officer, and Secretary

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